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                                                                       EXHIBIT S


                                POWER OF ATTORNEY


The undersigned directors and officers, as indicated respectively below, of Tortoise Energy Capital Corporation (the "Company") each hereby (1) ratifies and confirms the filing of a Registration Statement on Form N-2 by the Company (File Nos. 333-128063 and 811-21725) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and Securities Act of 1933, as amended (the "1933 Act"), and Pre-Effective Amendment No.1 to the Registration Statement by the Company with the SEC under the 1940 Act and the 1933 Act pursuant to the authority granted by a power of attorney executed by the undersigned on April 15, 2005 and (2) constitutes and appoints David J. Schulte and Kenneth P. Malvey, each of them, with full powers of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statement and any and all amendments thereto, and all other documents in connection therewith, including, without limitation, any registration statement filed pursuant to Rule 462 under the 1933 Act, filed by the Company with the SEC under the 1940 Act and the 1933 Act, and any and all instruments, documents or agreements which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 7th day of November, 2005.



SIGNATURES:                                TITLE:




     /s/ H. Kevin Birzer
-----------------------------------
H. Kevin Birzer                            Director and Chairman of the Board




     /s/ Conrad S. Ciccotello
-----------------------------------
Conrad S. Ciccotello                       Director




     /s/ John R. Graham
-----------------------------------
John R. Graham                             Director




     /s/ Charles E. Heath
-----------------------------------
Charles E. Heath                           Director




     /s/ Terry C. Matlack
-----------------------------------
Terry C. Matlack                           Director and Chief Financial Officer




     /s/ David J. Schulte
-----------------------------------
David J. Schulte                           Chief Executive Officer and President